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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                 MARCH 14, 2003
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))

                              iSTAR FINANCIAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       MARYLAND                        1-15371                 95-6881527
(STATE OR OTHER JURISDICTION         (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)        IDENTIFICATION NUMBER)

      1114 AVENUE OF THE AMERICAS, 27TH FLOOR                    10036
                NEW YORK, NEW YORK                             (ZIP CODE)
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 930-9400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 7.  EXHIBITS

     The following exhibits are filed with this Report pursuant to Regulation S-K Item 601 in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant, file No. 333-83646, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

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
     EXHIBIT
     NUMBER            EXHIBIT
     --------          -------
       4.1             Supplemental Indenture dated as of March 14, 2003.

       4.2             Global Note evidencing 7.0% Senior Notes due 2008.

       5.1             Opinion of Clifford Chance US LLP.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         iSTAR FINANCIAL INC.


Date:  March 14, 2003               By:  /s/ Jay Sugarman
                                         ----------------
                                         Jay Sugarman
                                         Chairman and Chief Executive Officer

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